Exhibit 99.2


Goldman Sachs Capital Markets, L.P.|85 Broad Street|New York, New York 10004|
Tel: 212-902-1000
confirmsyujuij: gsco_gsamp06-13_nuuc6081D0.aw


                                                                -----------
                                                                  Goldman
                                                                  Sachs
                                                                  [LOGO]
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                                 CONFIRMATION

DATE:         August 10, 2006

TO:           Goldman, Sachs & Co.  (Account No.: 762-05891)
              Attention: Justin Gregory

FROM:         Goldman Sachs Capital Markets, L.P.
              Telephone No.: 212-357-7836
              Facsimile No.: 212-902-5692

SUBJECT:      Cap Transactions

REF NO:       NUUC6081D (900000000)/(006 807 416)

-------------------------------------------------------------------------------


The purpose of this communication is to set forth the terms and conditions of the above referenced transactions entered into on the Trade Date specified below (individually each a "Transaction", and collectively, the "Transactions") between Goldman Sachs Capital Markets, L.P. ("Constant Party"), guaranteed by The Goldman Sachs Group, Inc. ("Goldman Group"), and Goldman, Sachs & Co. ("Counterparty"). This communication constitutes a "Confirmation" as referred to in paragraph 2. below.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation.

2. This Confirmation evidences a complete and binding agreement between Constant Party and Counterparty as to the terms of the Transactions to which this Confirmation relates, and this Confirmation evidences the sole set of Transactions for the benefit of the GSAA Home Equity Trust 2006-13 ("GSAA"). These Transactions shall each constitute a "Transaction" within the scope of, and this Confirmation shall supplement, form a part of, and be subject to, an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") as if the parties had executed an agreement in such form effective as of the Trade Date but without any Schedule except for (i) the election of Loss and Second Method, (ii) New York law (without regard to the conflicts of law principles) as the governing law, (iii) US Dollars as the Termination Currency, (iv) the election that subparagraph (ii) of Section 2(c) will apply to Transactions, (v) only Section 5(a)(i) Failure to Pay and
Section 5(a)(vii) Bankruptcy will be applicable to the parties (all other Events of Default will not apply to either party), (vi) Section 5(a)(i) is modified by replacing the word "third" in the last line of Section 5(a)(i) with the word "first"), (vii) only Section 5(b)(i) Illegality, Section 5(b)(ii) Tax Event and Section 5(b)(iii) Tax Event Upon Merger will be applicable to the parties (all other Termination Events will not apply to either party), (viii) the Limited Recourse; Non-Petition Provision (as described below in Section 4B) shall apply and (ix) Set off under Section 6(e) will not apply. In the event of any inconsistency between the Definitions, the ISDA Form and this Confirmation, this Confirmation will govern.

3. The terms of the particular Transactions to which this Confirmation relates are as follows:

TRANSACTION I
-------------

Notional Amount:                          USD 2,488,000

Trade Date:                               August 10, 2006

Effective Date:                           August 25, 2006

Termination Date:                         August 25, 2008, Subject to
                                          adjustment in accordance with the
                                          Modified Following Business Day
                                          Convention

Floating Amounts:
----------------

   Floating Rate Payer (Cap Seller):      Constant Party

   Cap Rate:                              4.50311% adjustment in (subject to
                                          accordance with the Schedule set
                                          forth Annex I hereto)

   Floating Rate Payer Payment Dates:     On the day which is one (1) Business
                                          Day prior to each Floating Rate
                                          Period End Date.

   Floating Rate Option:                  USD-LIBOR-BBA

   Floating Rate Designated Maturity:     1 Month

   Floating Rate Reset Dates:             The first day of each Calculation
                                          Period

   Floating Rate Day Count Fraction:      Actual/360

   Floating Rate Period End Dates:        Monthly, on the 25th day of each
                                          month, commencing on September 25,
                                          2006 ending on the Termination Date,
                                          subject to adjustment in accordance
                                          with the Modified Following Business
                                          Day Convention.

Fixed Amounts:
-------------

   Fixed Rate Payer (Cap Buyer):          Counterparty

   Fixed Rate Payer Payment Date:         August 24, 2006, subject to
                                          adjustment in accordance with the
                                          Modified Following Business Day
                                          Convention.

   Fixed Amount:                          USD 42,000 payable by Goldman,Sachs
                                          & Co. to Constant Party on the Fixed
                                          Rate Payer Payment Date (net with
                                          Transaction II Fixed Amount).

   Business Days:                         New York

   Calculation Agent:                     Constant Party

   Governing Law:                         New York law

   TRANSACTION II
   --------------

   Notional Amount:                       USD 2,488,000

   Trade Date:                            August 10, 2006

   Effective Date:                        August 25, 2006

   Termination Date:                      August 25, 2008 subject to
                                          adjustment in accordance with the
                                          Modified Following Business Day
                                          Convention

Floating Amounts:
----------------

   Floating Rate Payer (Cap Seller):      Counterparty

   Cap Rate:                              8.0%

   Floating Rate Payer Payment Dates:     On the day which is one (1) Business
                                          Day prior to each Floating Rate
                                          Period End Date.

   Floating Rate Option:                  USD-LIBOR-BBA

   Floating Rate Designated Maturity:     1 Month

   Floating Rate Reset Dates:             The first day of each Calculation
                                          Period

   Floating Rate Day Count Fraction:      Actual/360

   Floating Rate Period End Dates:        Monthly, on the 25th day of each
                                          month, commencing on September 25,2006
                                          and ending on the Termination Date,
                                          subject to adjustment in accordance
                                          with the Modified Following Business
                                          Day Convention.

Fixed Amounts:
-------------

   Fixed Rate Payer (Cap Buyer):          Constant Party

   Fixed Rate Payer Payment Date:         August 24, 2006, subject to
                                          adjustment in accordance with the
                                          Modified Following Business Day
                                          Convention.

   Fixed Amount:                          USD 0.00 payable by Goldman, Sachs &
                                          Co. to Constant Party on the Fixed
                                          Rate Payer Payment Date (net with
                                          Transaction II Fixed Amount).

   Business Days:                         New York

   Calculation Agent:                     Constant Party

   Governing Law:                         New York law


4.  Additional Provisions:

A. Assignment Provisions: It is acknowledged and agreed by the parties that the Transactions shall be subject to assignment first by Counterparty to GS Mortgage Securities Corp., then by GS Mortgage Securities Corp. to GSAA, and then by GSAA, through a collateral assignment, to Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator") on behalf of the holders of the GSAA Home Equity Trust 2006-13 Class B-3 Certificates, (CUSIP Number: 362445 AS 7; the "Certificates") (each such assignee is referred to herein as an "Assignee" and each such assignor is referred to herein as an "Assignor"). These assignments shall occur on the day the Assignor and Assignee agree to such assignment and provides written or oral notification of the effective date of assignment to the Constant Party (each such day hereinafter referred to as an "Assignment Date"). Furthermore, with respect to each assignment of the Transactions to an Assignee, the Assignee shall accept assignment of the Transactions subject to all terms of this Confirmation and all references to the term "Counterparty" herein shall be deemed references to such Assignee. On each Assignment Date, Constant Party, the relevant Assignor and the relevant Assignee, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration received, agree as follows:

(a) Assignor sells, assigns, transfers, and sets over to Assignee, its successors and permitted assigns, all of its right, title, and interest in, to, under, and in respect of, the Transactions. Assignor releases and discharges Constant Party from, and agrees not to make any claim against Constant Party with respect to, any obligations of Constant Party arising and to be performed under and in respect of the Transactions after the Assignment Date. Assignor agrees that Assignee has no liability with respect to any obligation arising or to be performed under and in respect of the Transactions prior to or on the Assignment Date.

(b) Assignee accepts such sale, assignment and transfer and assumes and agrees to perform each and every obligation of Assignor arising and to be performed under the Transactions after the Assignment Date, with the same force and effect as if Assignee had been a party to the Transactions originally; it being understood and agreed that, with respect to the Securities Administrator as Assignee, the Securities Administrator is an assignee solely by reason of its capacity as securities administrator (and not in its individual capacity) and the Securities Administrator in its individual capacity shall have no obligation or liability for payment of any indebtedness or expences and shall not be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken hereunder.

(c) Constant Party consents to the sale, assignment and transfer by Assignor and the assumption by Assignee referred to above. Constant Party releases and discharges Assignor from, and agrees not to make any claim against Assignor with respect to, any obligations of Assignor arising and to be performed under and in respect of the Transactions after the Assignment Date. Constant Party agrees that Assignee has no liability with respect to any obligation arising or to be performed under and in respect of the Transactions prior to or on the Assignment Date.

(d) Assignor hereby represents and warrants to, and covenants and agrees with, Assignee and Constant Party that: (i) it is duly organized, validly existing, and in good standing under the law of the jurisdiction of its organization;
(ii) it has all requisite power and authority to assign and delegate to Assignee its rights and obligations under the Transactions as provided herein and has taken all necessary action to authorize such assignment and delegation; and (iii) such assignment and delegation is its legal, valid, and binding obligation enforceable against Assignor in accordance with the terms hereof.

(e) Assignee hereby represents and warrants to, and covenants and agrees with, Assignor and Constant Party that: (i) it is duly organized, validly existing, and in good standing under the law of the jurisdiction of its organization;
(ii) it has all requisite power and authority to assume the rights and obligations of Assignor under the Transactions as provided herein and perform its obligations under the Transactions and has taken all necessary action to authorize such assumption and performance; and (iii) such assumption and the Transactions is its legal, valid, and binding obligation enforceable against Assignee in accordance with the terms hereof.

(f) Assignor and Constant Party acknowledge that as of the Assignment Date no amounts are owed by Assignor or Constant Party to the other under the Transactions to which this assignment relates.

(g) Any additional assignments of these Transactions to a party other than an Assignee shall require the consent of Constant Party, such consent not to be unreasonably withheld. Notwithstanding any provision to the contrary, no additional assignments of these Transactions to a party other than an Assignee shall be made, and Constant Party shall not consent to such additional assignments of these Transactions until written confirmation of consent is received from the rating agencies that have rated the Certificates that such assignment will not result in a withdrawal or downgrade of the rating of the Certificates. Furthermore, no amendment of this Confirmation by an Assignee or other permitted assign shall be made, and Constant Party shall not consent to such amendment of this Confirmation, until written confirmation from each rating agency is received that it has rated the Certificates and that such amendment will not result in a withdrawal or downgrade of the rating of the Certificates.

B. Limited Recourse; Non-Petition Provision:

To the extent GSAA or the Securities Administrator is a counterparty to Constant Party under the terms of these Transactions, the obligations of Constant Party hereunder shall be limited recourse obligations and Constant Party agrees that it will not, prior to the date that is one year and one day after the payment in full of all the Certificates (as defined in the Goldman, Sachs & Co. Offering Circular, dated August 24, 2006), acquiesce, petition or otherwise invoke or cause such permitted assigns to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against such permitted assigns under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, Securities Administrator, custodian, sequestrator or other similar official of such permitted assigns or any substantial part of its property or ordering the winding-up or liquidation of the affairs of such permitted assigns or making an assignment for the benefit of creditors. Nothing contained herein shall prohibit Constant Party from submitting a claim or proof of claim, in any proceeding or process instituted by or against such permitted assigns.

It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by Wells Fargo Bank, National Association ("Wells Fargo") (i) this Confirmation is executed and delivered by Wells Fargo, not in its individual capacity but solely as securities administrator of the separate interest trust created pursuant to the Trust Agreement dated as of August 1, 2006 among GS Mortgage Securities Corp., as depositor, Wells Fargo, as securities administrator, Deutsche Bank National Trust Company, as a custodian and securities administrator, JPMorgan Chase Bank, National Association and U.S. Bank National Association, as custodians (the "Trust Agreement"), in the exercise of the powers and authority conferred and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust formed under the Trust Agreement is made and intended not as personal representations, undertakings and agreements of the Wells Fargo but is made and intended solely for the purpose of binding only the trust, and (iii) under no circumstances shall Wells Fargo, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by it on behalf of the Trust under this Confirmation.

5. Credit Support Documents:            Standard Guaranty of The Goldman Sachs
                                        Group, Inc.

6. The parties hereby agree (a) to check this Confirmation (Reference No.:
NUUC6081D (900000000)) carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between Counterparty, Assignor, Assignee and Constant Party with respect to the particular Transactions to which this Confirmation relates, by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Swap Administration, facsimile No. 212-902-5692.

                                Very truly yours,

                                GOLDMAN SACHS CAPITAL MARKETS, L.P.

                                By:   Goldman Sachs Capital Markets, L.L.C.
                                      General Partner


                                By:   /s/ James Gavir
                                      ---------------------------
                                      Name:  James Gavir
                                      Title: Vice President


Agreed and Accepted By:
Goldman, Sachs & Co.


By: /s/ Michelle Gill
    --------------------
    Name:  Michelle Gill
    Title: Vice President

Agreed and Accepted By:
Wells Fargo Bank, National Association, in its capacity as
Securities Administrator


By: /s/ Patricia M. Russo
    ----------------------
    Name:  Patricia M. Russo
    Title: Vice President

                                   Annex I


                            Transaction I Schedule

                                                                           The applicable
                                                                            USD Notional
For the Calculation Period                           The applicable Cap     Amount shall
from and including:**         To but excluding:**      Rate shall be:           be:
--------------------------    -------------------    ------------------    --------------
August 24, 2006               September 25, 2006        2,488,000.00          4.50311
September 24, 2006            October 25, 2006          2,488,000.00          4.71995
October 24, 2006              November 25, 2006         2,488,000.00          4.50324
November 24, 2006             December 25, 2006         2,488,000.00          4.72008
December 24, 2006             January 25, 2007          2,488,000.00          4.50337
January 24, 2007              February 25, 2007         2,488,000.00          4.50343
February 24, 2007             March 25, 2007            2,488,000.00          5.2003
March 24, 2007                April 25, 2007            2,488,000.00          4.50356
April 24, 2007                May 25, 2007              2,488,000.00          4.72039
May 24, 2007                  June 25, 2007             2,488,000.00          4.50365
June 24, 2007                 July 25, 2007             2,488,000.00          4.72049
July 24, 2007                 August 25, 2007           2,488,000.00          4.50374
August 24, 2007               September 25, 2007        2,488,000.00          4.50379
September 24, 2007            October 25, 2007          2,488,000.00          4.72063
October 24, 2007              November 25, 2007         2,488,000.00          4.50388
November 24, 2007             December 25, 2007         2,488,000.00          4.72073
December 24, 2007             January 25, 2008          2,488,000.00          4.50398
January 24, 2008              February 25, 2008         2,488,000.00          4.50403
February 24, 2008             March 25, 2008            2,488,000.00          4.95263
March 24, 2008                April 25, 2008            2,488,000.00          4.50412
April 24, 2008                May 25, 2008              2,488,000.00          4.72098
May 24, 2008                  June 25, 2008             2,488,000.00          4.50422
June 24, 2008                 July 25, 2008             2,488,000.00          4.72108
July 24, 2008                 August 25, 2008           2,488,000.00          4.50432

**Subject to adjustment in accordance with the Modified Following Business Day
Convention